As filed with the Securities and Exchange Commission on December 5, 2008
Registration Statement No. 333 -

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Ship Finance International Limited
(Exact name of registrant as specified in its charter)

Bermuda	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Seward & Kissel LLP
Par-la-Ville Place	Attention: Gary J. Wolfe, Esq.
14 Par-la-Ville Road	One Battery Park Plaza
Hamilton, HM 08	New York, New York 10004
Bermuda	(212) 574-1200
1 (441) 295-9500	(Name, address and telephone number of
(Address and telephone number of	agent for service)
Registrant’s principal executive offices)

Copies to:
Gary J. Wolfe, Esq.
Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004
(212) 574-1200

Approximate date of commencement of proposed sale to the public:
From time to time after this registration statement becomes effective as determined by market conditions and other factors.
     If only securities being registered on the Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
CALCULATION OF REGISTRATION FEE

Title of Each Class of	Amount to be	Amount of
Securities to be Registered	Registered(1)	Registration Fee
Common Shares, par value $1.00 per share
Preferred Shares, par value $1.00 per share
Debt Securities
Guarantees(2)
Warrants(3)
Purchase Contracts(4)
Units(5)
Total	Indeterminate	$0 (1)

(1)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Also includes such indeterminate amount of debt securities and number of preferred shares and common shares as may be issued upon conversion or exchange for any other debt securities or preferred shares that provide for conversion or exchange into other securities. In connection with the securities offered hereby, the Registrant is deferring payment of all of the registration fees and will pay “pay-as-you-go” registration fees in accordance with Rule 456(b) and Rule 457(r).

(2)	The debt securities may be guaranteed pursuant to guarantees by the subsidiaries of Ship Finance International Limited. Pursuant to Rule 457(n), no separate fees for the guarantees will be payable.

(3)	There is being registered hereunder an indeterminate number of warrants as may from time to time be sold at indeterminate prices.

(4)	There is being registered hereunder an indeterminate number of purchase contracts as may from time to time be sold at indeterminate prices.

(5)	There is being registered hereunder an indeterminate number of units as may from time to time be sold at indeterminate prices. Units may consist of any combination of the securities registered hereunder.

TABLE OF ADDITIONAL REGISTRANTS

			Primary Standard
Exact Name of Registrant as		IRS Employer	Industrial Classification
Specified in its Charter	Country of Incorporation	I.D. No.	Code No.

Rig Finance Ltd.	Bermuda	N/A	1381
Rig Finance II Limited	Bermuda	N/A	1381
Benmore Shipping Company Limited	Cyprus	N/A	4412
Newbond Shipping Company Limited	Cyprus	N/A	4412
Hudson Bay Marine Company Limited	Cyprus	N/A	4412
Jaymont Shipping Company Limited	Cyprus	N/A	4412
Front Opalia Inc	Liberia	N/A	4412
Ariake Transport Corporation	Liberia	N/A	4412
Bonfield Shipping Ltd.	Liberia	N/A	4412
Edinburgh Navigation SA	Liberia	N/A	4412
Front Ardenne Inc.	Liberia	N/A	4412
Front Brabant Inc.	Liberia	N/A	4412
Front Falcon Corp.	Liberia	N/A	4412
Front Glory Shipping Inc.	Liberia	N/A	4412
Front Pride Shipping Inc.	Liberia	N/A	4412
Front Saga Inc.	Liberia	N/A	4412
Front Scilla Inc.	Liberia	N/A	4412
Front Serenade Inc.	Liberia	N/A	4412
Front Shadow Inc.	Liberia	N/A	4412
Front Splendour Shipping Inc.	Liberia	N/A	4412
Front Stratus Inc.	Liberia	N/A	4412
Golden Estuary Corporation	Liberia	N/A	4412
Golden Fjord Corporation	Liberia	N/A	4412
Golden Narrow Corporation	Liberia	N/A	4412
Golden Seaway Corporation	Liberia	N/A	4412
Golden Sound Corporation	Liberia	N/A	4412
Golden Tide Corporation	Liberia	N/A	4412
Hitachi Hull 4983 Corporation	Liberia	N/A	4412
Katong Investments Ltd.	Liberia	N/A	4412
Millcroft Maritime SA	Liberia	N/A	4412
Sea Ace Corporation	Liberia	N/A	4412
Ultimate Shipping Ltd.	Liberia	N/A	4412
Aspinall Pte Ltd.	Singapore	N/A	4412
Blizana Pte Ltd	Singapore	N/A	4412
Bolzano Pte Ltd	Singapore	N/A	4412
Cirebon Shipping Pte Ltd.	Singapore	N/A	4412
Fox Maritime Pte Ltd.	Singapore	N/A	4412
Front Dua Private Limited	Singapore	N/A	4412
Front Empat Private Limited	Singapore	N/A	4412
Front Enam Private Limited	Singapore	N/A	4412
Front Lapan Private Limited	Singapore	N/A	4412
Front Lima Private Limited	Singapore	N/A	4412
Front Tiga Private Limited	Singapore	N/A	4412
Front Sembilan Private Limited	Singapore	N/A	4412
Rettie Pte Ltd	Singapore	N/A	4412
Transcorp Pte Ltd	Singapore	N/A	4412
Ship Finance Management AS	Norway	N/A	4412
SFL Holdings LLC	United States	N/A	4412

			Primary Standard
Exact Name of Registrant as		IRS Employer	Industrial Classification
Specified in its Charter	Country of Incorporation	I.D. No.	Code No.

Madeira International Corp.	Liberia	N/A	4412
HL Hunter LLC	United States	N/A	4412
HL Hawk LLC	United States	N/A	4412
HL Eagle LLC	United States	N/A	4412
HL Falcon LLC	United States	N/A	4412
HL Tiger LLC	United States	N/A	4412
SFL Europa Inc.	Marshall Islands	N/A	4412
SFL Chemical Tanker Ltd.	Marshall Islands	N/A	4412
SFL Chemical Tanker II Ltd.	Marshall Islands	N/A	4412
SFL Sea Cheetah Limited	Cyprus	N/A	4412
SFL Sea Halibut Limited	Cyprus	N/A	4412
SFL Sea Pike Limited	Cyprus	N/A	4412
SFL Sea Jaguar Limited	Cyprus	N/A	4412
SFL Sea Bear Limited	Cyprus	N/A	4412
SFL Sea Leopard Limited	Cyprus	N/A	4412
SFL West Polaris Limited	Bermuda	N/A	1381
SFL Deepwater Ltd.	Bermuda	N/A	1381
SFL Geo I Limited	Bermuda	N/A	4412
SFL Geo II Limited	Bermuda	N/A	4412
SFL Geo III Limited	Bermuda	N/A	4412
Front Tobago Shipholding Inc.	Liberia	N/A	4412
Front Transporter Inc.	Liberia	N/A	4412
Front Traveller Inc.	Liberia	N/A	4412
SFL Sea Trout Limited	Cyprus	N/A	4412
SFL Avon Inc.	Liberia	N/A	4412
SFL Clyde Inc.	Liberia	N/A	4412
SFL Dee Inc.	Liberia	N/A	4412
SFL Humber Inc.	Liberia	N/A	4412
SFL Tamar Inc.	Liberia	N/A	4412
Front Heimdall Inc.	Liberia	N/A	4412
Front Baldur Inc.	Liberia	N/A	4412
SFL Golden Island Ltd.	Bermuda	N/A	4412
SFL Golden Straits Ltd.	Bermuda	N/A	4412
SFL ACE 1 Company Limited	Malta	N/A	4412
SFL ACE 2 Company Limited	Malta	N/A	4412

PROSPECTUS
SHIP FINANCE INTERNATIONAL LIMITED
Common Shares, Preferred Shares, Debt Securities,
Warrants, Purchase Contracts and Units
     Through this prospectus, we or any selling shareholder may periodically offer:
(1)	our common shares,

(2)	our preferred shares,

(3)	our debt securities, including guaranteed debt securities,

(4)	our warrants,

(5)	our purchase contracts, and

(6)	our units.
     The prices and other terms of the securities that we or any selling shareholder will offer will be determined at the time of their offering and will be described in a supplement to this prospectus.
     Our common shares are currently listed on The New York Stock Exchange under the symbol “SFL.”
     The securities issued under this prospectus may be offered directly or through underwriters, agents or dealers. The names of any underwriters, agents or dealers will be included in a supplement to this prospectus.
     An investment in these securities involves risks. See the section entitled “Risk Factors” beginning on page 3 of this prospectus, and other risk factors contained in the applicable prospectus supplement and in the documents incorporated by reference herein and therein.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The date of this prospectus is December 5, 2008

     Unless otherwise indicated, all dollar references in this prospectus are to U.S. dollars and financial information presented in this prospectus that is derived from financial statements incorporated by reference is prepared in accordance with accounting principles generally accepted in the United States.
     This prospectus is part of a registration statement filed with the U.S. Securities and Exchange Commission, or the Commission, using a shelf registration process. Under the shelf registration process, we may sell the common shares, preferred shares, debt securities (and related guarantees), warrants, purchase contracts and units described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we or any selling shareholder may offer. Each time we or a selling shareholder offer securities, we will provide you with a prospectus supplement that will describe the specific amounts and terms of the offered securities. The prospectus supplement may also add, update or change the information contained in this prospectus. You should read carefully both this prospectus and any prospectus supplement, together with the additional information described below.
     This prospectus does not contain all the information provided in the registration statement we filed with the Commission. For further information about us or the securities offered hereby, you should refer to that registration statement, which you can obtain from the Commission as described below under the section entitled “Where You Can Find Additional Information.”

PROSPECTUS SUMMARY
     Unless we otherwise specify, when used in this prospectus, the terms “Ship Finance International Limited,” “Ship Finance,” “Company,” “we,” “us,” and “our” refer to Ship Finance International Limited and its subsidiaries. Our functional currency is in the U.S. dollar as all of our revenues are received in U.S. dollars and a majority of our expenditures are made in U.S. dollars. All references in this prospectus to “$” or “dollars” are to U.S. dollars.
Our Company
     We are a leading international ship-owning company with one of the largest and most diverse asset bases across the maritime and offshore industries. As of December 5, 2008, our tanker and drybulk operating assets consisted of 44 vessels, including 33 crude-oil tankers, eight oil/bulk/ore carriers, or OBOs, one drybulk carrier and two chemical tankers. In the container sector we own eight container vessels, and in the offshore energy sector we own six offshore supply vessels, two jack-up drilling rigs, one ultra-deepwater drillship, and two ultra-deepwater semi-submersible drilling rigs. We also have an order-book of two Suezmax tankers, which we have agreed to sell upon delivery from the shipyard, and five container vessels. In addition, we have entered into an agreement with Golden Ocean Group Limited, or Golden Ocean, to purchase and charter back two Capesize drybulk vessels upon their delivery from the shipyard.
     We are a holding company incorporated under the laws of Bermuda. We operate through our vessel owning and other subsidiaries incorporated in Bermuda, Liberia, Norway, Cyprus, Singapore, Malta, the Marshall Islands and the United States. Our principal offices are maintained at Par-la-Ville Place, 14 Par-la-Ville Road, Hamilton, HM 08, Bermuda. Our telephone number at that address is (441) 295-9500.
The Securities We or any Selling Shareholder May Offer
     We or any selling shareholder may use this prospectus to offer our:
•	common shares,

•	preferred shares,

•	debt securities, including guaranteed debt securities,

•	warrants,

•	purchase contracts, or

•	units.
     We or any selling shareholder may also offer securities of the types listed above that are convertible or exchangeable into one or more of the securities listed above.
     Our debt securities may be guaranteed pursuant to guarantees by our subsidiaries.
     A prospectus supplement will describe the specific types, amounts, prices, and detailed terms of any of these offered securities and may describe certain risks in addition to those set forth below associated with an investment in the securities. Terms used in the prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

RISK FACTORS
     An investment in our securities involves a high degree of risk. You should carefully consider the following risks, the risks and the discussion of risks under the heading “Risk Factors” in our annual report on Form 20-F for the year ended December 31, 2007, and the documents we have incorporated by reference in this prospectus that summarize the risks that may materially affect our business before making an investment in our common shares. Please see the section in this prospectus entitled “Where You Can Find Additional Information — Information Incorporated by Reference.” In addition, you should also consider carefully the risks set forth under the heading “Risk Factors” in any prospectus supplement before investing in any securities offered by this prospectus. The occurrence of one or more of those risk factors could adversely impact our results of operations or financial condition.
Disruptions in world financial markets and the resulting governmental action in the United States and in other parts of the world could have a material adverse impact on our results of operations, financial condition and cash flows, and could cause the market price of our common shares to decline.
     Over the last year, global financial markets have experienced extraordinary disruption and volatility following adverse changes in the global credit markets. The credit markets in the United States have experienced significant contraction, deleveraging and reduced liquidity, and governments have taken highly significant measures in response to such events, including the enactment of the Emergency Economic Stabilization Act of 2008 in the United States, and may implement other significant responses in the future. Securities and futures markets and the credit markets are subject to comprehensive statutes, regulations and other requirements. The Commission, other regulators, self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies, and may effect changes in law or interpretations of existing laws.
     Recently, a number of financial institutions have experienced serious financial difficulties and, in some cases, have entered into bankruptcy proceedings or are in regulatory enforcement actions. These difficulties have resulted, in part, from declining markets for assets held by such institutions, particularly the reduction in the value of their mortgage and asset-backed securities portfolios. These difficulties have been compounded by a general decline in the willingness by banks and other financial institutions to extend credit to originators and banks in the asset-backed securities industry and the resulting difficulty for such originators and banks to obtain credit and liquidity. In addition, these difficulties may adversely affect the financial institutions that provide our capital commitments and may impair their ability to continue to perform under their financing obligations to us, which could have an impact on our ability to fund current and future obligations, including our ability to make distributions to our shareholders.
     We face risks attendant to changes in economic environments, changes in interest rates, and instability in securities markets around the world, among other factors. Major market disruptions and the current adverse changes in market conditions and regulatory climate in the United States and worldwide may adversely affect our business or impair our ability to borrow amounts under our credit facilities or any future financial arrangements. We cannot predict how long the current market conditions will last. However, these recent and developing economic and governmental factors may have a material adverse effect on our results of operations, financial condition or cash flows and could cause the price of our common shares to decline significantly or impair our ability to make distributions to our shareholders.
Acts of piracy on ocean-going vessels have recently increased in frequency, which could adversely affect our business.
     Acts of piracy have historically affected ocean-going vessels trading in regions of the world such as the South China Sea and in the Gulf of Aden off the coast of Somalia. Throughout 2008, the frequency of piracy incidents against commercial shipping vessels has increased significantly, particularly in the Gulf of Aden off the coast of Somalia. For example, in November 2008, the M/V Sirius Star, a tanker vessel not affiliated with us, was captured by pirates in the Indian Ocean while carrying crude oil estimated to be worth $100 million. If these pirate attacks result in regions in which our vessels are deployed being characterized as “war risk” zones by insurers, as the Gulf of Aden temporarily was in May 2008, premiums payable for such coverage could increase significantly and such insurance coverage may be more difficult to obtain. In addition, crew costs, including due to employing onboard security guards, could increase in such circumstances. We may not be adequately insured to cover losses from these incidents, which could have a material adverse effect on us. In addition, any of these events may result in loss of revenues, increased costs and decreased cash flows to our customers, which could impair their ability to make payments to us under our charters.
If the delivery of vessels that we have agreed to acquire is delayed or cancelled, our earnings and financial condition could suffer.
     We have entered into contracts to acquire two additional Suezmax tankers that are currently under construction. We have agreed to sell the two Suezmax tankers to an unrelated third party upon the completion of those vessels for a profit. The construction of the Suezmax tankers is approximately five to six months behind the original schedule, but still within the agreed timeframe. If the shipyard is unable to deliver these vessels to us within the agreed timeframe, we expect to receive a refund of the amounts that we paid to the shipyard, however, we will not benefit from the gain that we would have realized on the sale of these vessels.
      We have also agreed to acquire two newbuilding Capesize drybulk carriers from Golden Ocean upon the delivery of those vessels from the shipyard. We will not make any payments to Golden Ocean until the delivery of the vessels to us. If the delivery of one or both of these vessels from the shipyard is delayed or either vessel is not delivered at all, we will not receive any charter hire revenue from these vessels.
The offshore drilling sector depends on the level of activity in the offshore oil and gas industry, which is significantly affected by, among other things, volatile oil and gas prices and may be materially and adversely affected by a decline in the offshore oil and gas industry.
     We have made substantial investments to expand our business in the offshore drilling sector, including the acquisition we announced in September 2008 of two additional drilling rigs for a total acquisition cost of approximately $1.7 billion. The offshore contract drilling industry is cyclical and volatile. Our business in the offshore drilling sector depends on the level of activity in oil and gas exploration, development and production in offshore areas world-wide. The availability of quality drilling prospects, exploration success, relative production costs and political and regulatory environments affect our customers’ drilling campaigns. Oil and gas prices and market expectations of potential changes in these prices also significantly affect this level of activity and demand for drilling units.
     The recent decline in the price of oil and gas may negatively affect our business in the offshore drilling sector and may adversely affect us. Sustained periods of low oil prices typically result in reduced exploration and drilling because oil and gas companies’ capital expenditure budgets are subject to their cash flow and are therefore sensitive to changes in energy prices. These changes in commodity prices can have a dramatic effect on the demand for drilling units, and periods of low demand can cause an excess supply of drilling units. Any decrease in exploration, development or production expenditures by oil and gas companies could materially and adversely affect the business of the charterers of our drilling units and their ability to perform under their existing charters with us. Any such decrease also could adversely affect our offshore supply business.
The market price of our common shares may be unpredictable and volatile.
     The market price of our common shares has been volatile. During the period beginning January 1, 2007 to November 30, 2008, the market price of our common shares has ranged from a high of $32.43 per share to a low of $9.01 per share. The market price of our common shares may continue to fluctuate due to factors such as actual or anticipated fluctuations in our quarterly and annual results and those of other public companies in our industry, changes in our dividend policy, mergers and strategic alliances in the shipping industry, market conditions in the shipping industry, changes in government regulation, shortfalls in our operating results from levels forecast by securities analysts, announcements concerning us or our competitors and the general state of the securities market. The shipping industry has been highly unpredictable and volatile. The market for common shares in this industry may be equally volatile. Therefore, we cannot assure you that you will be able to sell any of our common shares you may have purchased at a price greater than or equal to its original purchase price.
There is a risk that United States tax authorities could treat us as a “passive foreign investment company,” which would have adverse United States federal income tax consequences to United States holders.
     A foreign corporation will be treated as a “passive foreign investment company,” or PFIC, for United States federal income tax purposes if either (1) at least 75% of its gross income for any taxable year consists of certain types of “passive income” or (2) at least 50% of the average value of the corporation’s assets produce or are held for the production of those types of “passive income.” For purposes of these tests, “passive income” includes dividends, interest and gains from the sale or exchange of investment property and rents and royalties other than rents and royalties which are received from unrelated parties in connection with the active conduct of a trade or business. For purposes of these tests, income derived from the performance of services does not constitute “passive income.”
     United States shareholders of a PFIC are subject to a disadvantageous United States federal income tax regime with respect to the income derived by the PFIC, the distributions they receive from the PFIC and the gain, if any, they derive from the sale or other disposition of their shares in the PFIC.
     Based on our current operations and future projections, we do not believe that we are, nor do we expect to become, a PFIC with respect to any taxable year. Although there is no legal authority directly on point, our belief is based principally on the position that, for purposes of determining whether we are a PFIC, the gross income we derive or are deemed to derive from the time chartering and voyage chartering activities of our wholly-owned subsidiaries should constitute services income, rather than rental income. Correspondingly, we believe that such income does not constitute passive income, and the assets that we or our wholly-owned subsidiaries own and operate in connection with the production of such income, in particular, the vessels, do not constitute passive assets for purposes of determining whether we are a PFIC. We believe there is substantial legal authority supporting our position consisting of case law and Internal Revenue Service pronouncements concerning the characterization of income derived from time charters and voyage charters as services income for other tax purposes. In addition, we intend to treat the bareboat charters of the West Polaris, West Hercules, West Taurus, West Ceres and West Prospero, which we refer to collectively as our drillships, as secured loans for United States federal income tax purposes. As a result, we will not be treated as the owner of the drillships for purposes of determining whether we are a PFIC. Rather, we will be treated as making a secured loan to the charterers of the drillships and earning interest income thereon.
     However, in the absence of any legal authority specifically relating to the statutory provisions governing passive foreign investment companies, the Internal Revenue Service or a court could disagree with our position. In addition, although we intend to conduct our affairs in a manner to avoid being classified as a PFIC with respect to any taxable year, we cannot assure you that the nature of our operations will not change in the future.

     If the IRS were to find that we are or have been a PFIC for any taxable year, our United States shareholders will face adverse United States tax consequences. For U.S. non-corporate shareholder, these consequences include not being eligible for the 15% maximum tax rate on dividends that we pay. For additional information regarding U.S. tax implications relating to an investment in our common shares please see our Annual Report on Form 20-F for the year ended December 21, 2007, filed with the Commission on March 17, 2008.

Changes in our dividend policy could adversely affect holders of our common shares.
     Any dividend that we declare is at the discretion of our Board of Directors. Although we have increased our dividend in prior quarters, we cannot assure you that our dividend will not be reduced or eliminated in the future. Our profitability and corresponding ability to pay dividends is substantially affected by amounts we receive through profit sharing payments from our charterers. Our entitlement to profit sharing payments, if any, is based on the financial performance of our vessels which is outside of our control. If our profit sharing payments decrease substantially, our ability to continue to pay dividends at present levels will be adversely affected. We are also subject to contractual limitations on our ability to pay dividends pursuant to certain debt agreements, and we may agree to additional limitations in the future. Additional factors that could affect our ability to pay dividends include statutory and contractual limitations on the ability of our subsidiaries to pay dividends to us, including under current or future debt arrangements.
Future sales of our common shares could cause the market price of our common shares to decline.
     The market price of our common shares could decline due to sales of a large number of our shares in the market or the perception that such sales could occur. This could depress the market price of our common shares and make it more difficult for us to sell equity securities in the future at a time and price that we deem appropriate, or at all.
We depend on directors who are associated with affiliated companies which may create conflicts of interest.
     Currently, three of our directors, Tor Olav Trøim, Kate Blankenship and Cecilie Astrup Fredriksen are also directors of Frontline Ltd., or Frontline, Golden Ocean and Seadrill Limited, or Seadrill. These companies and also Deep Sea Supply Plc, or Deep Sea, are indirectly controlled by John Fredriksen, who also controls our principal shareholders Hemen Holding Limited and Farahead Investments Inc. These three directors owe fiduciary duties to the shareholders of each company and may have conflicts of interest in matters involving or affecting us and our customers. In addition, due to their ownership of Frontline, Golden Ocean, Deep Sea, or Seadrill, common shares, they may have conflicts of interest when faced with decisions that could have different implications for Frontline, Golden Ocean, Deep Sea or Seadrill than they do for us. We cannot assure you that any of these conflicts of interest will be resolved in our favor.
The market values of our vessels and drilling units may decrease, which could limit the amount of funds that we can borrow or trigger certain financial covenants under our current or future credit facilities and we may incur a loss if we sell vessels or drilling units following a decline in their market value.
     During the period a vessel is subject to a charter, we will not be permitted to sell it to take advantage of increases in vessel values without the charterers’ agreement. On the other hand, if the charterers were to default under the charters due to adverse market conditions, causing a termination of the charters, it is likely that the fair market value of our vessels would also be depressed.
     The fair market values of our vessels and drilling units have generally experienced high volatility. According to ship-brokers, the market prices for secondhand drybulk carriers, for example, have recently decreased sharply from their historically high levels in conjunction with a steep drop in drybulk charter rates. The Baltic Dry Index, or BDI, a daily average of charter rates in 26 shipping routes measured on a time charter and voyage basis and covering Supramax, Panamax, and Capesize drybulk carriers, has fallen over 90% from May 2008 through October 2008. Other sectors of the shipping market may experience similar declines in charter rates and vessel values.
     The fair market value of our vessels and drilling units may increase and decrease depending on a number of factors including:
•	the prevailing level of charter rates and dayrates;

•	general economic and market conditions affecting the shipping and offshore drilling industries;

•	types and sizes of vessels and drilling units;

•	supply and demand for vessels and drilling units;

•	other modes of transportation;

•	cost of newbuildings;

•	governmental or other regulations; and

•	technological advances.
     In addition, as vessels and drilling units grow older, they generally decline in value. If the fair market value of our vessels and drilling units declines, we may not be in compliance with, or be required to make payments or post additional collateral by, certain provisions of our credit facilities and we may not be able to refinance our debt, obtain additional financing or make distributions to our shareholders. In addition, if we sell one or more of our vessels or drilling units at a time when vessel and drilling unit prices have fallen and before we have recorded an impairment adjustment to our consolidated financial statements, the sale price may be less than the vessel’s or drilling unit’s carrying value on our consolidated financial statements, resulting in a loss and a reduction in earnings. Furthermore, if vessel and drilling unit values fall significantly, we may have to record an impairment adjustment in our financial statements, which could adversely affect our financial results.
We are subject to certain risks with respect to our counterparties on contracts, and failure of such counterparties to meet their obligations could cause us to suffer losses or otherwise adversely affect our business.
     We enter into, among other things, charter parties with our customers, newbuilding contracts with shipyards, credit facilities with banks, interest rate swap agreements, total return bond swaps, and total return equity swaps. Such agreements subject us to counterparty risks. The ability of each of our counterparties to perform its obligations under a contract with us will depend on a number of factors that are beyond our control and may include, among other things, general economic conditions, the condition of the maritime and offshore industries, the overall financial condition of the counterparty, charter rates and dayrates received for specific types of vessels and drilling units, and various expenses. In addition, in depressed market conditions, our charterers and customers may no longer need a vessel or drilling unit that is currently under charter or contract or may be able to obtain a comparable vessel or drilling unit at lower rates. As a result, charterers and customers may seek to renegotiate the terms of their existing charter parties and drilling contracts or avoid their obligations under those contracts. Should a counterparty fail to honor its obligations under agreements with us, we could sustain significant losses which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

RECENT DEVELOPMENTS IN ENVIRONMENTAL AND OTHER REGULATIONS
     Set forth below are certain amendments to the applicable environmental and other regulations that affect the operation of our vessels that are discussed in our Annual Report on Form 20-F for the year ended December 31, 2007.
Air Emissions
     At its 58th session in October 2008, the International Maritime Organization’s, or the IMO’s, Maritime Environment Protection Committee voted unanimously to adopt amendments to Annex VI to the International Convention for the Prevention of Pollution from Ships, or MARPOL, regarding particulate matter, nitrogen oxide and sulfur oxide emissions. The revised Annex VI reduces air pollution from vessels by, among other things (i) implementing a progressive reduction of sulfur oxide emissions from ships, with the global sulfur cap reduced initially to 3.50% (from the current cap of 4.50%), effective from January 1, 2012, then progressively to 0.50%, effective from January 1, 2020, subject to a feasibility review to be completed no later than 2018; and (ii) establishing new tiers of stringent nitrogen oxide emissions standards for new marine engines, depending on their date of installation. These amendments to Annex VI are expected to enter into force on July 1, 2010, which is six months after the deemed acceptance date of January 1, 2010. Once these amendments become effective, we may incur costs to comply with these revised standards.
     In addition to the requirements of MARPOL Annex VI (described above), the U.S. Clean Air Act of 1970, as amended by the Clean Air Act Amendments of 1977 and 1990, or the CAA, required the U.S. Environmental Protection Agency, or the EPA, to promulgate standards applicable to emissions of volatile organic compounds and other air contaminants. The EPA and some states, however, have each proposed more stringent regulations of air emissions from ocean-going vessels. For example, on July 24, 2008, the California Air Resources Board of the State of California, or CARB, approved clean-fuel regulations applicable to all vessels sailing within 24 miles of the California coastline whose itineraries call for them to enter any California ports, terminal facilities, or internal or estuarine waters. The new CARB regulations require such vessels to use low sulfur marine fuels rather than bunker fuel. By July 1, 2009, such vessels are required to switch either to marine gas oil with a sulfur content of no more than 1.5% or marine diesel oil with a sulfur content of no more than 0.5%. By 2012, only marine gas oil and marine diesel oil fuels with 0.1% sulfur will be allowed. In the event our vessels were to travel to such destinations, these new regulations may increase our costs.
     Additionally, the EPA has proposed new emissions standards for new Category 3 marine diesel engines. These are engines with per-cylinder displacement at or above 30 liters and are typically found on large ocean-going vessels. The EPA proposes to require the application of advanced emission control technologies as well as controls on the sulfur content of fuels.
Oil Pollution Liability
     In 2001, the IMO adopted the International Convention on Civil Liability for Bunker Oil Pollution Damage, or the Bunker Convention, which imposes strict liability on ship owners for pollution damage in jurisdictional waters of ratifying states caused by discharges of bunker fuel. The Bunker Convention requires registered owners of ships over 1,000 gross tons to maintain insurance for pollution damage in an amount equal to the limits of liability under the applicable national or international limitation regime (but not exceeding the amount calculated in accordance with the Convention on Limitation of Liability for Maritime Claims of 1976, as amended). The Bunker Convention has been ratified by a sufficient number of nations for entry into force, and became effective on November 21, 2008.
U.S. Oil Pollution Act of 1990 and Comprehensive Environmental Response, Compensation, and Liability Act
     The Comprehensive Environmental Response, Compensation and Liability Act, or CERCLA, applies to the discharge of hazardous substances (other than oil) whether on land or at sea, and contains a liability regime similar to the Oil Pollution Act, or OPA, and provides for cleanup, removal and natural resource damages. Liability per vessel under CERCLA is limited to the greater of $300 per gross ton or $5.0 million for vessels carrying a hazardous substance as cargo and the greater of $300 per gross ton or $0.5 million for any other vessel.
     Effective October 17, 2008, the U.S. Coast Guard regulations requiring evidence of financial responsibility were amended to conform OPA financial responsibility “applicable amounts” to the July 2006 statutory increases in liability limits. Current U.S. Coast Guard regulations require evidence of financial responsibility in the amount of $1,250 per gross ton for non-tank vessels, which includes the OPA limitation on liability of $950 per gross ton and the CERCLA liability limit of $300 per gross ton. For single hull and double hull tankers over 3,000 gross tons, evidence of financial responsibility in the amounts of $3,300 and 2,200 per gross ton respectively is required, coupling the relevant OPA limitations on liability of $3,000 and $1,900 per gross ton with the CERCLA liability limit of $300 per gross ton.
     The U.S. Coast Guard’s regulations concerning certificates of financial responsibility provide, in accordance with OPA, that claimants may bring suit directly against an insurer or guarantor that furnishes certificates of financial responsibility. In the event that such insurer or guarantor is sued directly, it is prohibited from asserting any contractual defense that it may have had against the responsible party and is limited to asserting those defenses available to the responsible party and the defense that the incident was caused by the willful misconduct of the responsible party. Certain organizations, which had typically provided certificates of financial responsibility under pre-OPA laws, including the major protection and indemnity organizations, have declined to furnish evidence of insurance for vessel owners and operators if they are subject to direct actions or are required to waive insurance policy defenses.
     OPA specifically permits individual states to impose their own liability regimes with regard to oil pollution incidents occurring within their boundaries, and some states have enacted legislation providing for unlimited liability for oil spills. In some cases, states, which have enacted such legislation, have not yet issued implementing regulations defining vessels owners’ responsibilities under these laws. We intend to comply with all applicable state regulations in the ports where our vessels call.
The U.S. Clean Water Act and National Invasive Species Act
     The EPA historically exempted the discharge of ballast water and other substances incidental to the normal operation of vessels in U.S. ports from the U.S. Clean Water Act, or CWA, permitting requirements. However, pursuant to a U.S. District Court ruling that was upheld on appeal to the Ninth Circuit on July 23, 2008, the courts have held that the EPA exceeded its authority in creating such an exemption for ballast water. Pursuant to the court rulings and recent legislation, the EPA has drafted a proposed vessel general permit, or VGP, that would apply to commercial vessels and large recreational vessels beginning on September 30, 2008 in order to apply CWA requirements to ballast water discharges from such vessels. On August 31, 2008, the District Court ordered that the date for implementation of the VGP for discharges incidental to normal operation be postponed until December 19, 2008. Owners and operators of vessels visiting U.S. ports will be required to comply with this CWA permitting program to be finalized by the EPA or face penalties. Subjecting our vessels to CWA permit requirements including ballast water treatment obligations could increase the cost of operating in the U.S. Various states have also enacted legislation restricting ballast water discharges and the introduction of non-indigenous species considered to be invasive. These and any similar restrictions enacted in the future could increase the costs of operating in the relevant waters.
     The U.S. House of Representatives has recently passed a bill that amends the U.S. National Invasive Species Act by prohibiting the discharge of ballast water unless it has been treated with specified methods or acceptable alternatives. Similar bills have been introduced in the U.S. Senate, but we cannot predict which bill, if any, will be enacted into law. In the absence of federal standards, states have enacted legislation or regulations to address invasive species through ballast water and hull cleaning management and permitting requirements. For instance, the state of California has recently enacted legislation extending its ballast water management program to regulate the management of “hull fouling” organisms attached to vessels and adopted regulations limiting the number of organisms in ballast water discharges. A U.S. District Court dismissed challenges to the state of Michigan’s ballast water management legislation mandating the use of various techniques for ballast water treatment, and, on

November 21, 2008, this decision was affirmed by the Sixth Circuit Court of Appeals. Other states may proceed with the enactment of similar requirements that could increase the costs of operating in state waters.
Greenhouse Gas Regulation
     In February 2005, the Kyoto Protocol to the United Nations Framework Convention on Climate Change, which we refer to as the Kyoto Protocol, entered into force. Pursuant to the Kyoto Protocol, adopting countries are required to implement national programs to reduce emissions of certain gases, generally referred to as greenhouse gases, which are suspected of contributing to global warming. Currently, the emissions of greenhouse gases from international shipping are not subject to the Kyoto Protocol. However, the European Union has indicated that it intends to propose an expansion of the existing European Union emissions trading scheme to include emissions of greenhouse gases from vessels. In the U.S., the California Attorney General and a coalition of environmental groups in October 2007 petitioned the EPA to regulate greenhouse gas emissions from ocean-going vessels under the CAA. Any passage of climate control legislation or other regulatory initiatives by the IMO, European Union or individual countries where we operate that restrict emissions of greenhouse gases could entail financial impacts on our operations that we cannot predict with certainty at this time.
Other Environmental Initiatives
     The European Union is considering legislation that will affect the operation of vessels and the liability of owners for oil pollution. It is difficult to predict what legislation, if any, may be promulgated by the European Union or any other country or authority.
     We refer you to the section of our Annual Report on Form 20-F for the year ended December 31, 2007, entitled “Environmental Regulation and Other Regulations” for a discussion of the government regulations and laws which significantly affect the ownership and operation of our fleet.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Matters discussed in this prospectus may constitute forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides safe harbor protections for forward-looking statements in order to encourage companies to provide prospective information about their business. Forward-looking statements include, but are not limited to, statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.
     Ship Finance International Limited desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and we are including this cautionary statement pursuant to this safe harbor legislation. This prospectus and any other written or oral statements made by us or on our behalf may include forward-looking statements, which reflect our current views with respect to future events and financial performance. The words “believe,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “plan,” “potential,” “may,” “should,” “expect” and similar expressions identify forward-looking statements.
     The forward-looking statements in this document are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management’s examination of historical operating trends, data contained in our records and other data available from third parties. Although we believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, we cannot assure you that we will achieve or accomplish these expectations, beliefs or projections.
     In addition to these important factors and matters discussed elsewhere herein, important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies, fluctuations in currencies and interest rates, general market conditions including fluctuations in charterhire rates and vessel values, changes in demand in the markets in which we operate, changes in demand resulting from changes in the petroleum production levels of the Organization of the Petroleum Exporting Countries and world wide oil consumption and storage, developments regarding the technologies relating to oil exploration, changes in market demand in countries which import commodities and finished goods and changes in the amount and location of the production of those commodities and finished goods, increased inspection procedures and more restrictive import and export controls, changes in our operating expenses, including bunker prices, drydocking and insurance costs, performance of our charterers and other counterparties with whom we deal, timely delivery of vessels under construction within the contracted price, changes in governmental rules and regulations or actions taken by regulatory authorities, potential liability from pending or future litigation, general domestic and international political conditions, potential disruption of shipping routes due to accidents, piracy or political events, and other important factors described under the heading “Risk Factors” in this prospectus, in any applicable prospectus supplement and in our Annual Report on Form 20-F for the year ended December 31, 2007, as well as those described from time to time in the reports filed by the Company with the Commission.
     This prospectus contains assumptions, expectations, projections, intentions and beliefs about future events. These statements are intended as forward-looking statements. We may also from time to time make forward-looking statements in our periodic reports that we will file with the Commission, in other information sent to our security holders, and in other written materials. We caution that assumptions, expectations, projections, intentions and beliefs about future events may and often do vary from actual results and the differences can be material.
     We undertake no obligation to publicly update or revise any forward-looking statements contained in this prospectus, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this prospectus might not occur, and our actual results could differ materially from those anticipated in these forward-looking statements.

RATIO OF EARNINGS TO FIXED CHARGES
     The following table sets forth our unaudited ratio of earnings to fixed charges for each of the preceding five fiscal years and the nine months ended September 30, 2008.

	Nine Months Ended
	September 30,	For the years ended December 31,
(Dollars in thousands)	2008	2007	2006	2005	2004	2003(1)
Earnings
Net income	$178,529	167,707	180,798	209,546	262,659	334,812
Add: Fixed charges	94,468	131,525	113,588	111,935	95,933	35,117

	272.997	299,232	294,386	321,481	358,592	369,929
Less: Interest capitalized	1,161	1,124	—	—	—	—

Total Earnings	$271,836	298,108	294,386	321,481	358,592	369,929

Fixed Charges
Interest expensed and capitalized	91,751	128,167	110,519	95,411	86,448	34,098
Amortization and write-off of capitalized expenses relating to indebtedness	$2,717	3,358	3,069	16,524	9,485	1,019

Total Fixed Charges	94,468	131,525	113,588	111,935	95,933	35,117

Ratio of Earnings to Fixed Charges	2.88	2.27	2.59	2.87	3.74	10.53

(1)	Predecessor combined carve-out statements for year ended December 31, 2003.
For purposes of computing the consolidated ratio of earnings to fixed charges, earnings consist of net income available to common shareholders plus interest expense and any amortization and write-off of capitalized expenses relating to indebtedness. Fixed charges consist of interest expense and capitalized interest, the interest portion of rental expense and amortization and write-off of capitalized expenses relating to indebtedness.

USE OF PROCEEDS
     Unless we specify otherwise in any prospectus supplement, we will use the net proceeds from the sale of securities offered by this prospectus for capital expenditures, repayment of indebtedness, working capital, to make vessel or other acquisitions and for general corporate purposes.
     We will not receive any proceeds from sales by selling shareholders.
CAPITALIZATION
     Each prospectus supplement will include information on the Company’s consolidated capitalization.
ENFORCEMENT OF CIVIL LIABILITIES
     Ship Finance International Limited is a Bermuda exempted company and our executive offices are located outside of the U.S. in Hamilton, Bermuda. A majority of our directors, officers and the experts named in the prospectus reside outside the U.S. In addition, a substantial portion of our assets and the assets of our directors, officers and experts are located outside of the U.S. As a result, you may have difficulty serving legal process within the U.S. upon us or any of these persons. You may also have difficulty enforcing, both in and outside the U.S., judgments you may obtain in U.S. courts against us or these persons in any action, including actions based upon the civil liability provisions of U.S. federal or state securities laws.
     Furthermore, there is uncertainty as to whether the courts of Bermuda would enter judgments in original actions brought in those courts predicated on U.S. federal or state securities laws.

DESCRIPTION OF CAPITAL STOCK
     The following is a description of the material terms of our amended Memorandum of Association and Bye-laws.
Purpose
     The Memorandum of Association of the Company has previously been filed as Exhibit 3.1 to Ship Finance International Limited’s Registration Statement on Form F-4, SEC File No. 333-115705, filed on May 21, 2004 with the Commission and is incorporated by reference herein.
     The purposes and powers of the Company are set forth in Items 6(1) and 7(a) through (h) of our Memorandum of Association and in the Second Schedule of the Bermuda Companies Act of 1981. These purposes include exploring, drilling, moving, transporting and refining petroleum and hydro-carbon products, including oil and oil products; acquiring, owning, chartering, selling, managing and operating ships and aircraft; the entering into of any guarantee, contract, indemnity or suretyship to assure, support, secure, with or without the consideration or benefit, the performance of any obligations of any person or persons; and the borrowing and raising of money in any currency or currencies to secure or discharge any debt or obligation in any manner.
Our Bye-laws
     At the 2007 Annual General Meeting of the Company, the shareholders voted to amend the Company’s Bye-laws to ensure conformity with recent revisions to the Bermuda Companies Act 1981, as amended. These amended Bye-laws of the Company, as adopted by the Company’s shareholders on September 28, 2007 have been filed as Exhibit 1 to the Company’s 6-K filed on October 22, 2007, and are hereby incorporated by reference into this prospectus.
     Bermuda law permits the Bye-laws of a Bermuda company to contain provisions excluding personal liability of a director, alternate director, officer, member of a committee authorized under Bye-law 98, resident representative or their respective heirs, executors or administrators to the company for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the officer or person may be guilty. Bermuda law also grants companies the power generally to indemnify directors, alternate directors and officers of the Company and any members authorized under Bye-law 98, resident representatives or their respective heirs, executors or administrators if any such person was or is a party or threatened to be made a party to a threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, alternate director or officer of the Company or member of a committee authorized under Bye-law 98, resident representative or their respective heirs, executors or administrators or was serving in a similar capacity for another entity at the company’s request.
     Our shareholders have no pre-emptive, subscription, redemption, conversion or sinking fund rights. Shareholders are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. Shareholders have no cumulative voting rights. Shareholders are entitled to dividends if and when they are declared by our Board of Directors, subject to any preferred dividend right of holders of any preference shares. Directors to be elected by shareholders require a simple majority of votes cast at a meeting at which a quorum is present. For all other matters, unless a different majority is required by law or our Bye-laws, resolutions to be approved by shareholders require approval by a simple majority of votes cast at a meeting at which a quorum is present.
     Upon our liquidation, dissolution or winding up, shareholders will be entitled under Bermuda law to receive, ratably, our net assets available after the payment of all our debts and liabilities and any preference amount owed to any preference shareholders. The rights of shareholders, including the right to elect directors, are subject to the rights of any series of preference shares we may issue in the future.
     Under our Bye-laws, annual meetings of shareholders will be held at a time and place selected by our Board of Directors each calendar year. Special meetings of shareholders may be called by our Board of Directors at any time and, pursuant to Bermuda law, special meetings must be called at the request of shareholders holding at least 10% of our paid-up share capital carrying the right to vote at general meetings. Under our Bye-laws, five days’ notice of an annual meeting or any special meeting must be given to each shareholder entitled to vote at that meeting. Under Bermuda law, accidental failure to give notice will not invalidate proceedings at a meeting. Our Board of Directors may set a record date at any time before or after any date on which such notice is dispatched.
     Special rights attaching to any class of our shares may be altered or abrogated with the consent in writing of not less than 75% of the issued shares of that class or with the sanction of a resolution passed at a separate general meeting of the holders of such shares voting in person or by proxy.
     Our Bye-laws do not prohibit a director from being a party to, or otherwise having an interest in, any transaction or arrangement with the Company or in which the Company is otherwise interested. Our Bye-laws provide our Board of Directors the authority to exercise all of the powers of the Company to borrow money and to mortgage or charge all or any part of our property and assets as collateral security for any debt, liability or obligation. Our directors are not required to retire because of their age, and our directors are not required to be holders of our common shares. Directors serve for one year terms, and shall serve until re-elected or until their successors are appointed at the next annual general meeting.
     Our Bye-laws provide that no director, alternate director, officer, person or member of a committee authorized under Bye-law 98, if any, resident representative, or his heirs, executors or administrators, which we refer to collectively as an indemnitee, is liable for the acts, receipts, neglects, or defaults of any other such person or any person involved in our formation, or for any loss or expense incurred by us through the insufficiency or deficiency of title to any property acquired by us, or for the insufficiency or deficiency of any security in or upon which any of our monies shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, or tortuous act of any person with whom any monies, securities, or effects shall be deposited, or for any loss occasioned by any error of judgment, omission, default, or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in relation to the execution of his duties, or supposed duties, to us or otherwise in relation thereto. Each indemnitee will be indemnified and held harmless out of our funds to the fullest extent permitted by Bermuda law against all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him as such director, alternate director, officer, committee member or resident representative in his reasonable belief that he has been so appointed or elected notwithstanding any defect in such appointment or election. In addition, each indemnitee shall be indemnified against all liabilities incurred in defending any proceedings, whether civil or criminal, in which judgment is given in such indemnitee’s favor, or in which he is acquitted. We are authorized to purchase insurance to cover any liability an indemnitee may incur under the indemnification provisions of our Bye-laws.
Authorized Capitalization
     Under our amended Memorandum of Association, our authorized capital consists of 125,000,000 common shares, which may include related purchase rights for our common or preferred shares, having a par value of $1.00 each, of which 72,743,737 are issued and outstanding as of December 4, 2008.
Share History
     We were formed in October of 2003 with an authorized share capital of $12,000, divided into shares of $1.00 each. In connection with our partial spin-off from Frontline in June 2004, our authorized share capital was increased to 125,000,000 shares, each having a par value of $1.00, of which 73,925,837 were issued and outstanding immediately after the partial spin-off. In July 2004, we issued 1,600,000 common shares in a private placement for the price of $15.75 per share. Immediately following the issuance of these shares our total outstanding shares were 75,525,837. Between November 2004 and January 2006 the Company purchased and cancelled 2,782,100 shares, leaving issued share capital of 72,743,737 common shares at December 31, 2007 and 2006.
     In November 2006, the Board of Directors approved the Ship Finance International Limited Share Option Scheme (the “Option Scheme”). The Option Scheme permits the Board of Directors, at its discretion, to grant options to employees and directors of the Company or its subsidiaries. The fair value cost of options granted is recognized in the statement of operations, with a corresponding amount credited to contributed surplus.

     In October 2007, the Board of Directors of the Company approved a share repurchase program of up to seven million shares. Initially the program is to be financed through the use of Total Return Swap, or TRS, transactions indexed to the Company’s own shares, whereby the counterparty acquires shares in the Company, and the Company carries the risk of fluctuations in the share price of the acquired shares. The settlement amount for each TRS transaction will be (A) the proceeds on sale of the shares plus all dividends received by the counterparty while holding the shares, less (B) the cost of purchasing the shares and the counterparty’s financing costs. Settlement will be either a payment from or to the counterparty, depending on whether A is more or less than B. There is no obligation for the Company to purchase any shares from the counterparty and this arrangement has been recorded as a derivative transaction, with the fair value of each TRS recognized as an asset or liability and changes in fair values recognized in the consolidated statement of operations.
     The Company did not repurchase any common shares for cancellation in 2007. The Board of Directors of the Company has approved a share repurchase program of up to seven million shares under which the counterparty to our TRS agreements as of the date of this prospectus has acquired approximately 692,000 of our shares. These TRS agreements could potentially result in the purchase and cancellation of our shares in 2008 or later.
Common Shares
     Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of shareholders. Subject to preferences that may be applicable to any outstanding preferred shares, holders of common shares are entitled to receive ratably all dividends, if any, declared by our Board of Directors out of funds legally available for dividends. Upon our dissolution or liquidation or the sale of all or substantially all of our assets, after payment in full of all amounts required to be paid to creditors and to the holders of preferred shares having liquidation preferences, if any, the holders of our common shares will be entitled to receive pro rata our remaining assets available for distribution. Holders of common shares do not have conversion, redemption or preemptive rights to subscribe to any of our securities. The rights, preferences and privileges of holders of common shares are subject to the rights of the holders of any preferred shares which we may issue in the future.
Preferred Shares
     The material terms of any series of preferred shares that we offer through a prospectus supplement will be described in that prospectus supplement. Our Board of Directors is authorized to provide for the issuance of preferred shares in one or more series with designations as may be stated in the resolution or resolutions providing for the issue of such preferred shares. At the time that any series of our preferred shares is authorized, our Board of Directors will fix the dividend rights, any conversion rights, any voting rights, redemption provisions, liquidation preferences and any other rights, preferences, privileges and restrictions of that series, as well as the number of shares constituting that series and their designation. Our Board of Directors could, without shareholder approval, cause us to issue preferred stock which has voting, conversion and other rights that could adversely affect the holders of our common shares or make it more difficult to effect a change in control. Our preferred shares could be used to dilute the share ownership of persons seeking to obtain control of us and thereby hinder a possible takeover attempt which, if our shareholders were offered a premium over the market value of their shares, might be viewed as being beneficial to our shareholders. In addition, our preferred shares could be issued with voting, conversion and other rights and preferences which would adversely affect the voting power and other rights of holders of our common shares.
Warrants
     We may issue warrants to purchase our debt or equity securities or securities of third parties or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing. Warrants may be issued independently or together with any other securities and may be attached to, or separate from, such securities. Each series of warrants will be issued under a separate warrant agreement to be entered into between us and a warrant agent. The terms of any warrants to be issued and a description of the material provisions of the applicable warrant agreement will be set forth in the applicable prospectus supplement.

     The applicable prospectus supplement will describe the following terms of any warrants in respect of which this prospectus is being delivered:
•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, in which the price of such warrants will be payable;

•	the securities or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing, purchasable upon exercise of such warrants;

•	the price at which and the currency or currencies, in which the securities or other rights purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right shall expire;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of any material United States federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
DESCRIPTION OF OTHER SECURITIES
Debt Securities
     We may issue debt securities from time to time in one or more series, under one or more indentures, each dated as of a date on or prior to the issuance of the debt securities to which it relates. We may issue senior debt securities and subordinated debt securities pursuant to separate indentures, a senior indenture and a subordinated indenture, respectively, in each case between us and the trustee named in the indenture. These indentures will be filed either as exhibits to an amendment to this Registration Statement or to a prospectus supplement, or as an exhibit to a Securities Exchange Act of 1934, or Exchange Act, report that will be incorporated by reference to the Registration Statement or a prospectus supplement. We will refer to any or all of these reports as “subsequent filings”. The senior indenture and the subordinated indenture, as amended or supplemented from time to time, are sometimes referred to individually as an “indenture” and collectively as the “indentures.” Each indenture will be subject to and governed by the Trust Indenture Act. The aggregate principal amount of debt securities which may be issued under each indenture will be unlimited and each indenture will contain the specific terms of any series of debt securities or provide that those terms must be set forth in or determined pursuant to, an authorizing resolution, as defined in the applicable prospectus supplement, and/or a supplemental indenture, if any, relating to such series.
     Certain of our subsidiaries may guarantee the debt securities we offer. Those guarantees may or may not be secured by liens, mortgages, and security interests in the assets of those subsidiaries. The terms and conditions of any such subsidiary guarantees, and a description of any such liens, mortgages or security interests, will be set forth in the prospectus supplement that will accompany this prospectus.

     Our statements below relating to the debt securities and the indentures are summaries of their anticipated provisions, are not complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the applicable indenture and any applicable United States federal income tax considerations as well as any applicable modifications of or additions to the general terms described below in the applicable prospectus supplement or supplemental indenture.
General
     Neither indenture limits the amount of debt securities which may be issued. The debt securities may be issued in one or more series. The senior debt securities will be unsecured and will rank on a parity with all of our other unsecured and unsubordinated indebtedness. Each series of subordinated debt securities will be unsecured and subordinated to all present and future senior indebtedness. Any such debt securities will be described in an accompanying prospectus supplement.
     You should read the subsequent filings relating to the particular series of debt securities for the following terms of the offered debt securities:
•	the designation, aggregate principal amount and authorized denominations;

•	the issue price, expressed as a percentage of the aggregate principal amount;

•	the maturity date;

•	the interest rate per annum, if any;

•	if the offered debt securities provide for interest payments, the date from which interest will accrue, the dates on which interest will be payable, the date on which payment of interest will commence and the regular record dates for interest payment dates;

•	the date, if any, after which and the price or prices at which the offered debt securities may be optionally redeemed or must be mandatorily redeemed and any other terms and provisions of optional or mandatory redemptions;

•	any events of default not set forth in this prospectus;

•	the currency or currencies, including composite currencies, in which principal, premium and interest will be payable, if other than the currency of the United States of America;

•	whether interest will be payable in cash or additional securities at our or the holder’s option and the terms and conditions upon which the election may be made;

•	any restrictive covenants or other material terms relating to the offered debt securities, which may not be inconsistent with the applicable indenture;

•	whether the offered debt securities will be issued in the form of global securities or certificates in registered or bearer form;

•	any terms with respect to subordination;

•	any listing on any securities exchange or quotation system; and

•	the applicability of any guarantees.
     Subsequent filings may include additional terms not listed above. Unless otherwise indicated in subsequent filings with the Commission relating to the indenture, principal, premium and interest will be payable and the debt securities will be transferable at the corporate trust office of the applicable trustee. Unless other arrangements are made or set forth in subsequent filings or in a supplemental indenture, principal, premium and interest will be paid by checks mailed to the holders at their registered addresses.
     Unless otherwise indicated in subsequent filings with the Commission, the debt securities will be issued only in fully registered form without coupons, in denominations of $1,000 or any integral multiple thereof. No service charge will be made for any transfer or exchange of the debt securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with these debt securities.
     Some or all of the debt securities may be issued as discounted debt securities, bearing no interest or interest at a rate which at the time of issuance is below market rates, to be sold at a substantial discount below the stated principal amount. United States federal income tax consequences and other special considerations applicable to any discounted securities will be described in subsequent filings with the Commission relating to those securities.
     We refer you to applicable subsequent filings with respect to any deletions or additions or modifications from the description contained in this prospectus.
Senior Debt
     We will issue senior debt securities under the senior debt indenture. These senior debt securities will rank on an equal basis with all our other unsecured debt except subordinated debt.
Subordinated Debt
     We will issue subordinated debt securities under the subordinated debt indenture. Subordinated debt will rank subordinate and junior in right of payment, to the extent set forth in the subordinated debt indenture, to all our senior debt (both secured and unsecured).
     In general, the holders of all senior debt are first entitled to receive payment of the full amount unpaid on senior debt before the holders of any of the subordinated debt securities are entitled to receive a payment on account of the principal or interest on the indebtedness evidenced by the subordinated debt securities in certain events.
     If we default in the payment of any principal of, or premium, if any, or interest on any senior debt when it becomes due and payable after any applicable grace period, then, unless and until the default is cured or waived or ceases to exist, we cannot make a payment on account of or redeem or otherwise acquire the subordinated debt securities.
     If there is any insolvency, bankruptcy, liquidation or other similar proceeding relating to us or our property, then all senior debt must be paid in full before any payment may be made to any holders of subordinated debt securities.
     Furthermore, if we default in the payment of the principal of and accrued interest on any subordinated debt securities that is declared due and payable upon an event of default under the subordinated debt indenture, holders of all our senior debt will first be entitled to receive payment in full in cash before holders of such subordinated debt can receive any payments.
     Senior debt means:
•	the principal, premium, if any, interest and any other amounts owing in respect of our indebtedness for money borrowed and indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by us, including the senior debt securities or letters of credit;

•	all capitalized lease obligations;

•	all hedging obligations;

•	all obligations representing the deferred purchase price of property; and

•	all deferrals, renewals, extensions and refundings of obligations of the type referred to above;
but senior debt does not include:
•	subordinated debt securities; and

•	any indebtedness that by its terms is subordinated to, or ranks on an equal basis with, our subordinated debt securities.
Covenants
     Any series of offered debt securities may have covenants in addition to or differing from those included in the applicable indenture which will be described in subsequent filings prepared in connection with the offering of such securities, limiting or restricting, among other things:
•	the ability of us or our subsidiaries to incur either secured or unsecured debt, or both;

•	the ability to make certain payments, dividends, redemptions or repurchases;

•	our ability to create dividend and other payment restrictions affecting our subsidiaries;

•	our ability to make investments;

•	mergers and consolidations by us or our subsidiaries;

•	sales of assets by us;

•	our ability to enter into transactions with affiliates;

•	our ability to incur liens; and

•	sale and leaseback transactions.
Modification of the Indentures
     Each indenture and the rights of the respective holders may be modified by us only with the consent of holders of not less than a majority in aggregate principal amount of the outstanding debt securities of all series under the respective indenture affected by the modification, taken together as a class. But no modification that:
(1)	changes the amount of securities whose holders must consent to an amendment, supplement or waiver;

(2)	reduces the rate of or changes the interest payment time on any security or alters its redemption provisions (other than any alteration to any such section which would not materially adversely affect the legal rights of any holder under the indenture) or the price at which we are required to offer to purchase the securities;

(3)	reduces the principal or changes the maturity of any security or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation;

(4)	waives a default or event of default in the payment of the principal of or interest, if any, on any security (except a rescission of acceleration of the securities of any series by the holders of at least a majority in principal amount of the outstanding securities of that series and a waiver of the payment default that resulted from such acceleration);

(5)	makes the principal of or interest, if any, on any security payable in any currency other than that stated in the security;

(6)	makes any change with respect to holders’ rights to receive principal and interest, the terms pursuant to which defaults can be waived, certain modifications affecting shareholders or certain currency-related issues; or

(7)	waives a redemption payment with respect to any security or change any of the provisions with respect to the redemption of any securities will be effective against any holder without his consent. In addition, other terms as specified in subsequent filings may be modified without the consent of the holders.
Events of Default
     Each indenture defines an event of default for the debt securities of any series as being any one of the following events:
•	default in any payment of interest when due which continues for 30 days;

•	default in any payment of principal or premium when due;

•	default in the deposit of any sinking fund payment when due;

•	default in the performance of any covenant in the debt securities or the applicable indenture which continues for 60 days after we receive notice of the default;

•	default under a bond, debenture, note or other evidence of indebtedness for borrowed money by us or our subsidiaries (to the extent we are directly responsible or liable therefor) having a principal amount in excess of a minimum amount set forth in the applicable subsequent filing, whether such indebtedness now exists or is hereafter created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled or cured within 30 days after we receive notice of the default; and

•	events of bankruptcy, insolvency or reorganization.
     An event of default of one series of debt securities does not necessarily constitute an event of default with respect to any other series of debt securities.
     There may be such other or different events of default as described in an applicable subsequent filing with respect to any class or series of offered debt securities.
     In case an event of default occurs and continues for the debt securities of any series, the applicable trustee or the holders of not less than 25% in aggregate principal amount of the debt securities then outstanding of that series may declare the principal and accrued but unpaid interest of the debt securities of that series to be due and payable. Any event of default for the debt securities of any series which has been cured may be waived by the holders of a majority in aggregate principal amount of the debt securities of that series then outstanding.
     Each indenture requires us to file annually after debt securities are issued under that indenture with the applicable trustee a written statement signed by two of our officers as to the absence of material defaults under the terms of that indenture. Each indenture provides that the applicable trustee may withhold notice to the holders of any default if it considers it in the interest of the holders to do so, except notice of a default in payment of principal, premium or interest.
     Subject to the duties of the trustee in case an event of default occurs and continues, each indenture provides that the trustee is under no obligation to exercise any of its rights or powers under that indenture at the request, order or direction of holders unless the holders have offered to the trustee reasonable indemnity. Subject to these provisions for indemnification and the rights of the trustee, each indenture provides that the holders of a majority in principal amount of the debt securities of any series then outstanding have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee as long as the exercise of that right does not conflict with any law or the indenture.
Defeasance and Discharge
     The terms of each indenture provide us with the option to be discharged from any and all obligations in respect of the debt securities issued thereunder upon the deposit with the trustee, in trust, of money or U.S. government obligations, or both, which through the payment of interest and principal in accordance with their terms will provide money in an amount sufficient to pay any installment of principal, premium and interest on, and any mandatory sinking fund payments in respect of, the debt securities on the stated maturity of the payments in accordance with the terms of the debt securities and the indenture governing the debt securities. This right may only be exercised if, among other things, we have received from, or there has been published by, the United States Internal Revenue Service a ruling to the effect that such a discharge will not be deemed, or result in, a taxable event with respect to holders. This discharge would not apply to our obligations to register the transfer or exchange of debt securities, to replace stolen, lost or mutilated debt securities, to maintain paying agencies and hold moneys for payment in trust.
Defeasance of Certain Covenants
     The terms of the debt securities provide us with the right to omit complying with specified covenants and that specified events of default described in a subsequent filing will not apply. In order to exercise this right, we will be required to deposit with the trustee money or U.S. government obligations, or both, which through the payment of interest and principal will provide money in an amount sufficient to pay principal, premium, if any, and interest on, and any mandatory sinking fund payments in respect of, the debt securities on the stated maturity of such payments in accordance with the terms of the debt securities and the indenture governing such debt securities. We will also be required to deliver to the trustee an opinion of counsel to the effect that the deposit and related covenant defeasance should not cause the holders of such series to recognize income, gain or loss for United States federal income tax purposes.
     A subsequent filing may further describe the provisions, if any, of any particular series of offered debt securities permitting a discharge defeasance.
Subsidiary Guarantees
     Certain of our subsidiaries may guarantee the debt securities we offer. In that case, the terms and conditions of the subsidiary guarantees will be set forth in the applicable prospectus supplement. Unless we indicate differently in the applicable prospectus supplement, if any of our subsidiaries guarantee any of our debt securities that are subordinated to any of our senior indebtedness, then the subsidiary guarantees will be subordinated to the senior indebtedness of such subsidiary to the same extent as our debt securities are subordinated to our senior indebtedness.
Global Securities
     The debt securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with, or on behalf of, a depository identified in an applicable subsequent filing and registered in the name of the depository or a nominee for the depository. In such a case, one or more global securities will be issued in a denomination or aggregate denominations equal to the portion of the aggregate principal amount of outstanding debt securities of the series to be represented by the global security or securities. Unless and until it is exchanged in whole or in part for debt securities in definitive certificated form, a global security may not be transferred except as a whole by the depository for the global security to a nominee of the depository or by a nominee of the depository to the depository or another nominee of the depository or by the depository or any nominee to a successor depository for that series or a nominee of the successor depository and except in the circumstances described in an applicable subsequent filing.
     We expect that the following provisions will apply to depository arrangements for any portion of a series of debt securities to be represented by a global security. Any additional or different terms of the depository arrangement will be described in an applicable subsequent filing.
     Upon the issuance of any global security, and the deposit of that global security with or on behalf of the depository for the global security, the depository will credit, on its book-entry registration and transfer system, the principal amounts of the debt securities represented by that global security to the accounts of institutions that have accounts with the depository or its nominee. The accounts to be credited will be designated by the underwriters or agents engaging in the distribution of the debt securities or by us, if the debt securities are offered and sold directly by us. Ownership of beneficial interests in a global security will be limited to participating institutions or persons that may hold interest through such participating institutions. Ownership of beneficial interests by participating institutions in the global security will be shown on, and the transfer of the beneficial interests will be effected only through, records maintained by the depository for the global security or by its nominee. Ownership of beneficial interests in the global security by persons that hold through participating institutions will be shown on, and the transfer of the beneficial interests within the participating institutions will be effected only through, records maintained by those participating institutions. The laws of some jurisdictions may require that purchasers of securities take physical delivery of the securities in certificated form. The foregoing limitations and such laws may impair the ability to transfer beneficial interests in the global securities.
     So long as the depository for a global security, or its nominee, is the registered owner of that global security, the depository or its nominee, as the case may be, will be considered the sole owner or holder of the debt securities represented by the global security for all purposes under the applicable indenture. Unless otherwise specified in an applicable subsequent filing and except as specified below, owners of beneficial interests in the global security will not be entitled to have debt securities of the series represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of debt securities of the series in certificated form and will not be considered the holders thereof for any purposes under the indenture. Accordingly, each person owning a beneficial interest in the global security must rely on the procedures of the depository and, if such person is not a participating institution, on the procedures of the participating institution through which the person owns its interest, to exercise any rights of a holder under the indenture.
     The depository may grant proxies and otherwise authorize participating institutions to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a holder is entitled to give or take under the applicable indenture. We understand that, under existing industry practices, if we request any action of holders or any owner of a beneficial interest in the global security desires to give any notice or take any action a holder is entitled to give or take under the applicable indenture, the depository would authorize the participating institutions to give the notice or take the action, and participating institutions would authorize beneficial owners owning through such participating institutions to give the notice or take the action or would otherwise act upon the instructions of beneficial owners owning through them.
     Unless otherwise specified in an applicable subsequent filings, payments of principal, premium and interest on debt securities represented by global security registered in the name of a depository or its nominee will be made by us to the depository or its nominee, as the case may be, as the registered owner of the global security.
     We expect that the depository for any debt securities represented by a global security, upon receipt of any payment of principal, premium or interest, will credit participating institutions’ accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of the depository. We also expect that payments by participating institutions to owners of beneficial interests in the global security held through those participating institutions will be governed by standing instructions and customary practices, as is now the case with the securities held for the accounts of customers registered in street names, and will be the responsibility of those participating institutions. None of us, the trustees or any agent of ours or the trustees will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a global security, or for maintaining, supervising or reviewing any records relating to those beneficial interests.
     Unless otherwise specified in the applicable subsequent filings, a global security of any series will be exchangeable for certificated debt securities of the same series only if:
•	the depository for such global securities notifies us that it is unwilling or unable to continue as depository or such depository ceases to be a clearing agency registered under the Exchange Act and, in either case, a successor depository is not appointed by us within 90 days after we receive the notice or become aware of the ineligibility;

•	we in our sole discretion determine that the global securities shall be exchangeable for certificated debt securities; or

•	there shall have occurred and be continuing an event of default under the applicable indenture with respect to the debt securities of that series.
     Upon any exchange, owners of beneficial interests in the global security or securities will be entitled to physical delivery of individual debt securities in certificated form of like tenor and terms equal in principal amount to their beneficial interests, and to have the debt securities in certificated form registered in the names of the beneficial owners, which names are expected to be provided by the depository’s relevant participating institutions to the applicable trustee.
     In the event that the Depository Trust Company, or DTC, acts as depository for the global securities of any series, the global securities will be issued as fully registered securities registered in the name of Cede & Co., DTC’s partnership nominee.
     DTC is a limited purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participating institutions deposit with DTC. DTC also facilitates the settlement among participating institutions of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participating institutions’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct participating institutions include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. DTC is owned by a number of its direct participating institutions and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others, such as securities brokers and dealers and banks and trust companies that clear through or maintain a custodial relationship with a direct participating institution, either directly or indirectly. The rules applicable to DTC and its participating institutions are on file with the Commission.
     To facilitate subsequent transfers, the debt securities may be registered in the name of DTC’s nominee, Cede & Co. The deposit of the debt securities with DTC and their registration in the name of Cede & Co. will effect no change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the debt securities. DTC’s records reflect only the identity of the direct participating institutions to whose accounts debt securities are credited, which may or may not be the beneficial owners. The participating institutions remain responsible for keeping account of their holdings on behalf of their customers.
     Delivery of notices and other communications by DTC to direct participating institutions, by direct participating institutions to indirect participating institutions, and by direct participating institutions and indirect participating institutions to beneficial owners of debt securities are governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect.
     Neither DTC nor Cede & Co. consents or votes with respect to the debt securities. Under its usual procedures, DTC mails a proxy to the issuer as soon as possible after the record date. The proxy assigns Cede & Co.’s consenting or voting rights to those direct participating institution to whose accounts the debt securities are credited on the record date.
     If applicable, redemption notices shall be sent to Cede & Co. If less than all of the debt securities of a series represented by global securities are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participating institution in that issue to be redeemed.
     To the extent that any debt securities provide for repayment or repurchase at the option of the holders thereof, a beneficial owner shall give notice of any option to elect to have its interest in the global security repaid by us, through its participating institution, to the applicable trustee, and shall effect delivery of the interest in a global security by causing the direct participating institution to transfer the direct participating institution’s interest in the global security or securities representing the interest, on DTC’s records, to the applicable trustee. The requirement for physical delivery of debt securities in connection with a demand for repayment or repurchase will be deemed satisfied when the ownership rights in the global security or securities representing the debt securities are transferred by direct participating institutions on DTC’s records.
     DTC may discontinue providing its services as securities depository for the debt securities at any time. Under such circumstances, in the event that a successor securities depository is not appointed, debt security certificates are required to be printed and delivered as described above.
     We may decide to discontinue use of the system of book-entry transfers through the securities depository. In that event, debt security certificates will be printed and delivered as described above.
     The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.
Purchase Contracts
     We may issue purchase contracts for the purchase or sale of:
•	debt or equity securities issued by us or securities of third parties, a basket of such securities, an index or indices of such securities or any combination of the above as specified in the applicable prospectus supplement;

•	currencies; or

•	commodities.
     Each purchase contract will entitle the holder thereof to purchase or sell, and obligate us to sell or purchase, on specified dates, such securities, currencies or commodities at a specified purchase price, which may be based on a formula, all as set forth in the applicable prospectus supplement. We may, however, satisfy our obligations, if any, with respect to any purchase contract by delivering the cash value of such purchase contract or the cash value of the property otherwise deliverable or, in the case of purchase contracts on underlying currencies, by delivering the underlying currencies, as set forth in the applicable prospectus supplement. The applicable prospectus supplement will also specify the methods by which the holders may purchase or sell such securities, currencies or commodities and any acceleration, cancellation or termination provisions or other provisions relating to the settlement of a purchase contract.
     The purchase contracts may require us to make periodic payments to the holders thereof or vice versa, which payments may be deferred to the extent set forth in the applicable prospectus supplement, and those payments may be unsecured or prefunded on some basis. The purchase contracts may require the holders thereof to secure their obligations in a specified manner to be described in the applicable prospectus supplement. Alternatively, purchase contracts may require holders to satisfy their obligations thereunder when the purchase contracts are issued. Our obligation to settle such pre-paid purchase contracts on the relevant settlement date may constitute indebtedness. Accordingly, pre-paid purchase contracts will be issued under either the senior indenture or the subordinated indenture.
Units
     As specified in the applicable prospectus supplement, we may issue units consisting of one or more purchase contracts, warrants, debt securities, preferred shares, common shares or any combination of such securities. The applicable prospectus supplement will describe:
•	the terms of the units and of the purchase contracts, warrants, debt securities, preferred shares and common shares comprising the units, including whether and under what circumstances the securities comprising the units may be traded separately;

•	a description of the terms of any unit agreement governing the units; and

•	a description of the provisions for the payment, settlement, transfer or exchange or the units.

EXPENSES
     The following are the estimated expenses of the issuance and distribution of the securities being registered under the Registration Statement of which this prospectus forms a part, all of which will be paid by us.

SEC registration fee	$	*
Blue sky fees and expenses	$	*
Printing and engraving expenses	$	*
Legal fees and expenses	$	*
Rating agency fees	$	*
Accounting fees and expenses	$	*
Indenture trustee fees and experts	$	*
Transfer agent and registrar	$	*
Miscellaneous	$	*

Total	$	*

*	To be provided by a prospectus supplement or as an exhibit to a Report on Form 6-K that is incorporated by reference into this prospectus.
LEGAL MATTERS
     The validity of the securities offered by this prospectus will be passed upon for us by Mello, Jones & Martin with respect to matters of Bermuda law.
PLAN OF DISTRIBUTION
     We may sell or distribute the securities included in this prospectus and the selling shareholders, if any, may sell our common shares through underwriters, through agents, to dealers, in private transactions, at market prices prevailing at the time of sale, at prices related to the prevailing market prices, or at negotiated prices.
     In addition, we or the selling shareholders may sell some or all of our common shares included in this prospectus through;
•	a block trade in which a broker-dealer may resell a portion of the block, as principal, in order to facilitate the transaction;

•	purchases by a broker-dealer, as principal, and resale by the broker-dealer for its account; or

•	ordinary brokerage transactions and transactions in which a broker solicits purchasers.
     In addition, we or the selling shareholders may enter into option or other types of transactions that require us or them to deliver common shares to a broker-dealer, who will then resell or transfer the common shares under this prospectus. We may enter into hedging transactions with respect to our securities. For example, we may:
•	enter into transactions involving short sales of the common shares by broker-dealers;

•	sell common shares short ourselves and deliver the shares to close out short positions;

•	enter into option or other types of transactions that require us to deliver common shares to a broker-dealer, who will then resell or transfer the common shares under this prospectus; or

•	loan or pledge the common shares to a broker-dealer, who may sell the loaned shares or, in the event of default, sell the pledged shares.
     We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). In addition, we may otherwise loan or pledge securities to a financial institution or other third party that in turn may sell the securities short using this prospectus. Such financial institution or other third party may transfer its economic short position to investors in our securities or in connection with a concurrent offering of other securities.
     Any broker-dealers or other persons acting on our behalf or the behalf of the selling shareholders that participates with us or the selling shareholders in the distribution of the securities may be deemed to be underwriters and any commissions received or profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended, or the Securities Act.
     At the time that any particular offering of securities is made, to the extent required by the Securities Act, a prospectus supplement will be distributed, setting forth the terms of the offering, including the aggregate number of securities being offered, the purchase price of the securities, the initial offering price of the securities, the names of any underwriters, dealers or agents, any discounts, commissions and other items constituting compensation from us and any discounts, commissions or concessions allowed or reallowed or paid to dealers.
     Underwriters or agents could make sales in privately negotiated transactions and/or any other method permitted by law, including sales deemed to be an at-the-market offering as defined in Rule 415 promulgated under the Securities Act, which includes sales made directly on or through the New York Stock Exchange, the existing trading market for our common shares, or sales made to or through a market maker other than on an exchange. At-the-market offerings, if any, may be conducted by underwriters acting as principal or agent of Ship Finance, who may also be third party sellers of our securities as discussed above.
     We will bear costs relating to all of the securities being registered under this Registration Statement.
     As a result of requirements of the Financial Industry Regulatory Authority (FINRA), formerly the National Association of Securities Dealers, Inc. (NASD), the maximum commission or discount to be received by any FINRA member or independent broker/dealer may not be greater than eight percent (8%) of the gross proceeds received by us or any selling shareholder for the sale of any securities. If more than 10% of the net proceeds of any offering of common shares made under this prospectus will be received by FINRA members participating in the offering or affiliates or associated persons of such FINRA members, the offering will be conducted in accordance with NASD Conduct Rule 2710(h).
EXPERTS
     The consolidated financial statements of Ship Finance International Limited appearing in the Company’s Annual Report on Form 20-F for the year ended December 31, 2007, have been audited by MSPC, Certified Public Accountants and Advisors, A Professional Corporation, as stated in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
     As required by the Securities Act, we filed a registration statement relating to the securities offered by this prospectus with the Commission. This prospectus is a part of that registration statement, which includes additional information.
Government Filings
     We file annual and special reports within the Commission. You may read and copy any document that we file and obtain copies at prescribed rates from the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling 1 (800) SEC-0330. The Commission maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission. In addition, you can obtain information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Further information about our company is available on our website at http://www.shipfinance.bm. This web address is provided as an inactive textual reference only. Information on our Website does not constitute a part of this prospectus.
Information Incorporated by Reference
     The Commission allows us to “incorporate by reference” information that we file with it. This means that we can disclose important information to you by referring you to those filed documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the Commission prior to the termination of this offering will also be considered to be part of this prospectus and will automatically update and supersede previously filed information, including information contained in this prospectus.
     We incorporate by reference the documents listed below and any future filings made with the Commission under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act:
•	Annual Report on Form 20-F for the year ended December 31, 2007, filed with the Commission on March 17, 2008, which contains audited consolidated financial statements for the most recent fiscal year for which those statements have been filed.

•	Our Report on Form 6-K filed with the Commission on May 19, 2008 containing our press release announcing our acquisition of an ultra-deepwater drillship and our intention to increase our quarterly dividend.

•	Our Report on Form 6-K filed with the Commission on July 31, 2008 containing our press release announcing our sale of two newbuilding Suezmax crude oil tankers under construction in China.

•	Our Report on Form 6-K filed with the Commission on August 15, 2008 containing our press release announcing the proposed appointment of Mr. Hans Petter Aas to our Board of Directors.

•	Our Report on Form 6-K filed with the Commission on September 16, 2008 containing our press release announcing our entry into an agreement to acquire two newbuilding, ultra-deepwater semi-submersible drilling rigs.

•	Our Report on Form 6-K filed with the Commission on September 22, 2008 containing our press release announcing that our 2008 Annual General Meeting was duly held on September 19, 2008 in Hamilton, Bermuda.

•	Our Report on Form 6-K filed with the Commission on November 6, 2008 containing our press release announcing our termination of an agreement to acquire three seismic vessels from SCAN Geophysical ASA and the appointment of Ms. Cecilie Astrup Fredriksen to our Board of Directors.

•	Our Report on Form 6-K filed with the Commission on December 5, 2008 containing our unaudited condensed interim financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2008.

•	The description of our dividend reinvestment and direct stock purchase plan (and no other information contained therein) contained in our Registration Statement on Form F-3, (Registration No. 333-150125), filed with the Commission on April 7, 2008 and any amendment or report filed for the purpose of updating that description.
     We are also incorporating by reference all subsequent annual reports on Form 20-F that we file with the Commission and current reports on Form 6-K that we furnish to the Commission after the date of this prospectus that state they are incorporated by reference into this prospectus until we file a post-effective amendment indicating that the offering of the securities made by this prospectus has been terminated. In all cases, you should rely on the later information over different information included in this prospectus or the prospectus supplement.
     You should rely only on the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and any accompanying prospectus supplement as well as the information we previously filed with the Commission and incorporated by reference, is accurate as of the dates on the front cover of those documents only. Our business, financial condition and results of operations and prospects may have changed since those dates.
     You may request a free copy of the above mentioned filing or any subsequent filing we incorporated by reference to this prospectus by writing or telephoning us at the following address:
Ship Finance International Limited
Par la Ville Place, 4th Floor
14 Par la Ville Road
Hamilton HM 08, Bermuda
Tel: +1 800-715-6374
Email: ir@shipfinance.no
Attn: Investor Relations
Information Provided by the Company
     We will furnish holders of our common shares with annual reports containing audited financial statements and a report by our independent registered public accounting firm. The audited financial statements will be prepared in accordance with U.S. generally accepted accounting principles. As a “foreign private issuer,” we are exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements to shareholders. While we furnish proxy statements to shareholders in accordance with the rules of the New York Stock Exchange, those proxy statements do not conform to Schedule 14A of the proxy rules promulgated under the Exchange Act. In addition, as a “foreign private issuer,” our officers and directors are exempt from the rules under the Exchange Act relating to short swing profit reporting and liability.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS
Item 8. Indemnification of Directors and Officers.
     Section 98 of the Companies Act of 1981 of the Islands of Bermuda, as amended, or the Companies Act, permits the Bye-Laws of a Bermuda company to contain a provision eliminating personal liability of a director or officer to the company for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence default, breach of duty or breach of trust of which the officer or person may be guilty.
     Section 98 of the Companies Act grants companies the power generally to indemnify directors and officers of the company if any such person was or is a party or threatened to be made a party to a threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director and officer of the company or was serving in a similar capacity for another entity at the company’s request.
     Section 98 of the Companies Act permits a company to purchase and maintain insurance or make other financial arrangements on behalf of any officer for any liability asserted against him or her and liability and expenses incurred in his or her capacity as a director, officer, employee or agent arising out of his or her status as such, whether or not the company has the power to indemnify him or her against such liability and expenses. While the Company has not previously maintained such insurance, it is currently in the process of applying for and attempting to procure such a policy for current and prior directors.
Bye-laws number 136 through 144 of Ship Finance International Limited, or the Company, provide as follows:
136.	No Director, Alternate Director, Officer, member of a committee authorized under Bye-law 98, Resident Representative of the Company or their respective heirs, executors or administrators shall be liable for the acts, receipts, neglects, or defaults of any other such person or any person involved in the formation of the Company, or for any loss or expense incurred by the Company through the insufficiency or deficiency of title to any property acquired by the Company, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Company shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, or tortious act of any person with whom any monies, securities or effects shall be deposited, or for any loss occasioned by any error of judgment, omission, default, or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in relation to the execution of his duties, or supposed duties, to the Company or otherwise in relation thereto.

137.	Every Director, Alternate Director, Officer, member of a committee constituted under Bye-law 98, Resident Representative of the Company or their respective heirs, executors or administrators shall be indemnified and held harmless out of the funds of the Company to the fullest extent permitted by Bermuda law against all liabilities loss damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him as such Director, Alternate Director, Officer, committee member or Resident Representative and the indemnity contained in this Bye-law shall extend to any person acting as such Director, Alternate Director, Officer, committee member or Resident Representative in the reasonable belief that he has been so appointed or elected notwithstanding any defect in such appointment or election.

138.	Every Director, Alternate Director, officer, member of a committee constituted under Bye-law 98, Resident Representative of the Company and their respective heirs, executors or administrators shall be indemnified out of the funds of the Company against all liabilities incurred by him as such Director, Alternate Director, Officer, member of a committee constituted under Bye-law 98, Resident Representative in defending any proceedings, whether civil or criminal, in which judgment is given in his favour, or in which he is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him by the court.

139.	To the extent that any Director, Alternate Director, Officer, member of a committee constituted under Bye-law 98, Resident Representative of the Company or any of their respective heirs, executors or administrators is entitled to claim an indemnity pursuant to these Bye-laws in respect of amounts paid or discharged by him, the relative indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

140.	The Board of Directors may arrange for the Company to be insured in respect of all or any part of its liability under the provision of these Bye-laws and may also purchase and maintain insurance for the benefit of any Directors, Alternate Directors, Officers, person or member of a committee authorised under Bye-law 98, employees or Resident Representatives of the Company in respect of any liability that may be incurred by them or any of them howsoever arising in connection with their respective duties or supposed duties to the Company. This Bye-law shall not be construed as limiting the powers of the Board to effect such other insurance on behalf of the Company as it may deem appropriate.

141.	Notwithstanding anything contained in the Principal Act, the Company may advance moneys to an Officer or Director for the costs, charges and expenses incurred by the Officer or Director in defending any civil or criminal proceedings against them on the condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty is proved against them.

142.	Each Member agrees to waive any claim or right of action he might have, whether individually or by or in the right of the Company, against any Director, Alternate Director, Officer of the Company, person or member of a committee authorised under Bye-law 107, Resident Representative of the Company or any of their respective heirs, executors or administrators on account of any action taken by any such person, or the failure of any such person to take any action in the performance of his duties, or supposed duties, to the Company or otherwise in relation thereto.

143.	The restrictions on liability, indemnities and waivers provided for in Bye-laws 136 to 142 inclusive shall not extend to any matter which would render the same void pursuant to the Companies Acts.

144.	The restrictions on liability, indemnities and waivers contained in Bye-laws 136 to 142 inclusive shall be in addition to any rights which any person concerned may otherwise be entitled by contract or as a matter of applicable Bermuda law.
Item 9. Exhibits
     A list of exhibits included as part of this registration statement is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.
Item 10. Undertakings.
     The undersigned registrant hereby undertakes:
(a)	Under Rule 415 of the Securities Act,
(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement unless the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of a prospectus filed pursuant to Rule 424(b) that is part of the registration statement;
(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(2)	That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933 or Rule 3-19 under the Securities Act of 1933 if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

(5)	That, for the purpose of determining any liability under the Securities Act of 1933, as amended,

(i)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this Registration Statement as of the date the filed prospectus was deemed part of and included in this Registration Statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6)	That, for the purpose of determining any liability under the Securities Act of 1933, as amended, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(b)	The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	- (d) Not applicable

(e)	The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(f)	- (i) Not applicable

(j)	The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

(k)	- (l) Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Ship Finance International Limited (Registrant)
Date December 5, 2008	By	/s/ Ole B. Hjertaker
Chief Financial Officer
Ship Finance Management AS

POWER OF ATTORNEY
   KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Chief Executive Officer Ship Finance Management AS	December 5, 2008

/s/ Ole B. Hjertaker Ole B. Hjertaker	Chief Financial Officer Ship Finance Management AS	December 5, 2008

/s/ Craig H. Stevenson Jr. Craig H. Stevenson Jr.	Director and Chairman	December 5, 2008

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008

/s/ Paul Leand Paul Leand	Director	December 5, 2008

/s/ Hans Petter Aas Hans Petter Aas	Director	December 5, 2008

Cecilie A. Fredriksen	Director	December 5, 2008

AUTHORIZED UNITED STATES REPRESENTATIVE
     Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS, LLC
By:	/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

Exhibit
Number	Description

1.1	Underwriting Agreement (for equity securities)*

1.2	Underwriting Agreement (for debt securities)*

3.1	Memorandum of Association of Ship Finance International Limited (the “Company”), incorporated by reference to Exhibit 3.1 of the Company’s Registration Statement on Form F-4, Registration No. 333-115705, filed on May 21, 2004

3.2	Amended and Restated Bye-laws of the Company, as adopted on September 28, 2007, incorporated by reference to Exhibit 1 of the Company’s 6-K filed on October 22, 2007

4.1	Form of Common Stock Certificate of the Company, incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form F-4, Registration No. 333-115705, filed on May 21, 2004

4.2	Form of Preferred Share Certificate*

4.3	Indenture relating to 8.5% Senior Notes due 2013, dated December 18, 2003, incorporated by reference to Exhibit 4.4 of the Company’s Registration Statement on Form F-4, Registration No. 333-115705, filed on May 21, 2004

4.4	Form of Debt Securities Senior and Subordinated Indenture

5.1	Opinion of Mello, Jones & Martin, Bermuda counsel to the Company as to the validity of the common shares, preferred shares, debt securities, warrants, purchase contracts and units

23.1	Consent of Mello, Jones & Martin (included in Exhibit 5.1)

23.2	Consent of Independent Registered Public Accounting Firm

24	Power of Attorney (contained in signature page)

25.1	T-1 Statement of Eligibility (senior indenture)*

25.2	T-1 Statement of Eligibility (subordinated indenture)*

*	To be filed either as an amendment or as an exhibit to a report filed pursuant to the Securities Exchange Act of 1934 of the Registrant and incorporated by reference into this Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

RIG FINANCE LTD.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Georgina Sousa	Director, Vice President & Secretary	December 5, 2008
Georgina Sousa

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

RIG FINANCE II LIMITED
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Georgina Sousa	Director, Vice President & Secretary	December 5, 2008
Georgina Sousa

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

BENMORE SHIPPING COMPANY LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	December 5, 2008
Lena Nicolaou

/s/ Marios Saveriades		December 5, 2008
Marios Saveriades	Director
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

NEWBOND SHIPPING COMPANY LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	December 5, 2008
Lena Nicolaou

/s/ Marios Saveriades		December 5, 2008
Marios Saveriades	Director
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

HUDSON BAY MARINE COMPANY LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	December 5, 2008
Lena Nicolaou

/s/ Constantinos Saveriades	Director	December 5, 2008
Constantinos Saveriades

/s/ Marios Saveriades	Director	December 5, 2008
Marios Saveriades
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

JAYMONT SHIPPING COMPANY LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	December 5, 2008
Lena Nicolaou

/s/ Marios Saveriades	Director	December 5, 2008
Marios Saveriades
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT OPALIA INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

ARIAKE TRANSPORT CORPORATION
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

BONFIELD SHIPPING LTD.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

EDINBURGH NAVIGATION SA
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT ARDENNE INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT BRABANT INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT FALCON CORP.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT GLORY SHIPPING INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT PRIDE SHIPPING INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT SAGA INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT SCILLA INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT SERENADE INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT SHADOW INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT SPLENDOUR SHIPPING INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT STRATUS INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	December 5, 2008
Graham Baker

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

GOLDEN ESTUARY CORPORATION
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

GOLDEN FJORD CORPORATION
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

GOLDEN NARROW CORPORATION
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

GOLDEN SEAWAY CORPORATION
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

GOLDEN SOUND CORPORATION
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

GOLDEN TIDE CORPORATION
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

HITACHI HULL 4983 CORPORATION
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

KATONG INVESTMENTS LTD.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

MILLCROFT MARITIME SA
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SEA ACE CORPORATION
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

ULTIMATE SHIPPING LTD.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

ASPINALL PTE LTD.
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008

/s/ David John Beaves David John Beaves	Director	December 5, 2008

/s/ Bjorn Oscar Tonsberg Bjorn Oscar Tonsberg	Director	December 5, 2008

/s/ Lars Solbakken Lars Solbakken	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

BLIZANA PTE LTD
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
/s/ Lars Solbakken Lars Solbakken	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

BOLZANO PTE LTD
/s/ Constantinos Pallaris
Name:	Constantinos Pallaris
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Constantinos Pallaris Constantinos Pallaris	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
/s/ Lars Solbakken Lars Solbakken	Director	December 5, 2008
/s/ Tor Olav Trøim Tor Olav Trøim	Alternative Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

CIREBON SHIPPING PTE LTD.
/s/ Constantinos Pallaris
Name:	Constantinos Pallaris
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Constantinos Pallaris Constantinos Pallaris	Director	December 5, 2008
/s/ Lee Choong Leong Lee Choong Leong	Director	December 5, 2008
/s/ Lars Solbakken Lars Solbakken	Director	December 5, 2008
/s/ Tor Olav Trøim Tor Olav Trøim	Alternative Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FOX MARITIME PTE LTD.
/s/ Constantinos Pallaris
Name:	Constantinos Pallaris
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Constantinos Pallaris Constantinos Pallaris	Director	December 5, 2008
/s/ Lee Choong Leong Lee Choong Leong	Director	December 5, 2008
/s/ Lars Solbakken Lars Solbakken	Director	December 5, 2008
/s/ Tor Olav Trøim Tor Olav Trøim	Alternative Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT DUA PRIVATE LIMITED
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT EMPAT PRIVATE LIMITED
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT ENAM PRIVATE LIMITED
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT LAPAN PRIVATE LIMITED
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT LIMA PRIVATE LIMITED
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT TIGA PRIVATE LIMITED
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT SEMBILAN PRIVATE LIMITED
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

RETTIE PTE LTD
/s/ Tor Olav Trøim
Name:	Tor Olav Trøim
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
/s/ Lars Solbakken Lars Solbakken	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

TRANSCORP PTE LTD
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director	December 5, 2008
/s/ Tor Olav Trøim Tor Olav Trøim	Director	December 5, 2008
/s/ Kumar Satnam Singh Kumar Satnam Singh	Director	December 5, 2008
/s/ David John Beaves David John Beaves	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SHIP FINANCE MANAGEMENT AS
/s/ Ole Hjertaker
Name:	Ole Hjertaker
Title:	Director & Chief Financial Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Erling Lind Erling Lind	Director & Chairman	December 5, 2008
/s/ Lars Solbakken Lars Solbakken	Director and Chief Executive Officer	December 5, 2008
/s/ Ole Hjertaker Ole Hjertaker	Director & Chief Financial Officer	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Name:	Paul M. Leand
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul M. Leand Paul M. Leand	Director	December 5, 2008
/s/ Kenneth Becker Kenneth Becker	Director	December 5, 2008
/s/ James Dolphin James Dolphin	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

MADEIRA INTERNATIONAL CORP.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008
/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008
/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL GEO I LIMITED
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008
/s/ Graham Baker Graham Baker	Director & Vice President	December 5, 2008
/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL GEO II LIMITED
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008
/s/ Graham Baker Graham Baker	Director & Vice President	December 5, 2008
/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL GEO III LIMITED
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008
/s/ Graham Baker Graham Baker	Director & Vice President	December 5, 2008
/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

HL HUNTER LLC
/s/ Paul M. Leand
Name:	Paul M. Leand
Title:	Management Committee Member, President & Chairman

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul M. Leand Paul M. Leand	Management Committee Member, President & Chairman	December 5, 2008
/s/ James Dolphin James Dolphin	Management Committee Member	December 5, 2008
/s/ Kenneth Becker Kenneth Becker	Management Committee Member	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

HL HAWK LLC
/s/ Paul M. Leand
Name:	Paul M. Leand
Title:	Management Committee Member, President & Chairman

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul M. Leand Paul M. Leand	Management Committee Member, President & Chairman	December 5, 2008
/s/ James Dolphin James Dolphin	Management Committee Member	December 5, 2008
/s/ Kenneth Becker Kenneth Becker	Management Committee Member	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

HL EAGLE LLC
/s/ Paul M. Leand
Name:	Paul M. Leand
Title:	Management Committee Member, President & Chairman

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul M. Leand Paul M. Leand	Management Committee Member, President & Chairman	December 5, 2008

/s/ James Dolphin James Dolphin	Management Committee Member	December 5, 2008

/s/ Kenneth Becker Kenneth Becker	Management Committee Member	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

HL FALCON LLC
/s/ Paul M. Leand
Name:	Paul M. Leand
Title:	Management Committee Member, President & Chairman

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul M. Leand Paul M. Leand	Management Committee Member, President & Chairman	December 5, 2008

/s/ James Dolphin James Dolphin	Management Committee Member	December 5, 2008

/s/ Kenneth Becker Kenneth Becker	Management Committee Member	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

HL TIGER LLC
/s/ Paul M. Leand
Name:	Paul M. Leand
Title:	Management Committee Member, President & Chairman

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul M. Leand Paul M. Leand	Management Committee Member, President & Chairman	December 5, 2008

/s/ James Dolphin James Dolphin	Management Committee Member	December 5, 2008

/s/ Kenneth Becker Kenneth Becker	Management Committee Member	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL EUROPA INC.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL CHEMICAL TANKER LTD.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL CHEMICAL TANKER II LTD.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL SEA CHEETAH LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	December 5, 2008
Lena Nicolaou

/s/ Marios Saveriades	Director	December 5, 2008
Marios Saveriades
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL SEA HALIBUT LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou Lena Nicolaou	Director	December 5, 2008

/s/ Marios Saveriades Marios Saveriades	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL SEA PIKE LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	December 5, 2008
Lena Nicolaou

/s/ Marios Saveriades	Director	December 5, 2008
Marios Saveriades
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL SEA JAGUAR LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	December 5, 2008
Lena Nicolaou

/s/ Marios Saveriades	Director	December 5, 2008
Marios Saveriades
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL SEA BEAR LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	December 5, 2008
Lena Nicolaou

/s/ Marios Saveriades	Director	December 5, 2008
Marios Saveriades
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL SEA LEOPARD LIMITED
/s/ Lena Nicolaou
Name:	Lena Nicolaou
Title:	Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	December 5, 2008
Lena Nicolaou

/s/ Marios Saveriades	Director	December 5, 2008
Marios Saveriades
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL WEST POLARIS LTD.
/s/ Lars Solbakken
Name:	Lars Solbakken
Title:	Director & President

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	December 5, 2008
Lars Solbakken

/s/ Carolyn Lymn	Director & Vice President	December 5, 2008
Carolyn Lymn

/s/ Kate Blankenship	Director	December 5, 2008
Kate Blankenship
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC
/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL DEEPWATER LTD.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Carolyn Lymn Carolyn Lymn	Director & Vice President	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL AVON INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL CLYDE INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL DEE INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL HUMBER INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL TAMAR INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT HEIMDALL INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT BALDUR INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL GOLDEN ISLAND LTD.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Carolyn Lymn Carolyn Lymn	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL GOLDEN STRAITS LTD.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Carolyn Lymn Carolyn Lymn	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL ACE 1 COMPANY LIMITED

/s/ Lars Solbakken Name: Lars Solbakken
Title: Chairman of the Board of Directors
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Chairman of the Board of Directors	December 5, 2008

/s/ Carolyn Lymn Carolyn Lymn	Director	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL ACE 2 COMPANY LIMITED

/s/ Lars Solbakken Name: Lars Solbakken
Title: Chairman of the Board of Directors
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Chairman of the Board of Directors	December 5, 2008

/s/ Carolyn Lymn Carolyn Lymn	Director	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT TOBAGO SHIPHOLDING INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT TRANSPORTER INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

FRONT TRAVELLER INC.

/s/ Lars Solbakken Name: Lars Solbakken
Title: Director & President
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Director & President	December 5, 2008

/s/ Graham Baker Graham Baker	Director, Vice President & Treasurer	December 5, 2008

/s/ Kate Blankenship Kate Blankenship	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on December 5, 2008.

SFL SEA TROUT LIMITED

/s/ Lena Nicolaou Name: Lena Nicolaou
Title: Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou Lena Nicolaou	Director	December 5, 2008

/s/ Marios Saveriades Marios Saveriades	Director	December 5, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on December 5, 2008.

SFL HOLDINGS LLC

/s/ Paul M. Leand Paul M. Leand
Authorized Representative